SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
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                                FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       May 8, 2006
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                    JOHN B. SANFILIPPO & SON, INC.
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        (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-19681             36-2419677
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(State or Other Jurisdiction       (Commission         (IRS Employer
   of Incorporation)               File Number)    Identification No.)

2299 Busse Road, Elk Grove Village, Illinois                60007
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code       847-593-2300
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(Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]    Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))


John B. Sanfilippo & Son, Inc. (the "Company") submits the following information:




Item 5.02 -- Departure of Directors or Principal Officers; Election of
             Directors; Appointment of Principal Officers
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On May 8, 2006, the Company's Board of Directors approved a succession plan for the Company's Chief Executive Officer, Jasper B. Sanfilippo. Pursuant to the succession plan, Mr. Sanfilippo intends to retire on January 1, 2008.

The succeeding management team will be comprised of the following executive officers, and it is expected that they will be elected to the positions described below at the Board of Directors meeting to be held on November 6, 2006.

        Chief Executive Officer:     Jeffrey T. Sanfilippo (currently
                                     Executive Vice President of
                                     Sales and Marketing)

        Chief Operating Officer      Jasper B. Sanfilippo, Jr. (currently
         and President:              Executive Vice President of Operations)

        Chief Financial Officer      Michael J. Valentine (currently
         and Group President:        Executive Vice President of
                                     Finance and CFO)

        Chief Information Officer:   James A. Valentine (currently Executive
                                     Vice President of Information Systems)

After the November 6, 2006 meeting, it is expected that Mr. Sanfilippo will continue to serve as Chairman of the Board and contribute to the Company.

The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.


ITEM 9.01.  Financial Statements and Exhibits
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(c)  Exhibits

     The exhibits furnished herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.









                                SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            JOHN B. SANFILIPPO & SON, INC.



May 11, 2006                                By:  /s/ William R. Pokrajac
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                                                 William R. Pokrajac
                                                 Vice President of Finance




                              EXHIBIT INDEX
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Exhibit
Number     Description
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99.1       Press Release dated May 11, 2006